UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
☒	Filed by the Registrant
☐	Filed by a party other than the Registrant
CHECK THE APPROPRIATE BOX:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
INNVENTURE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED OCTOBER 8, 2025
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on December 2, 2025
Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Innventure, Inc. (the “Company,” “Innventure,” “us,” “we,” and “our”) will be held on Tuesday, December 2, 2025 at 2:00 p.m., Eastern Time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online and vote their shares electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/INV2025SM. At our Special Meeting, our stockholders will be asked to:
1.
Approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of September 15, 2025, pursuant to the September 2025 Convertible Debentures (as defined in the Proxy Statement) with YA II PN, LTD. (“Yorkville”) (“Proposal 1”);

2.
Approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of March 25, 2025, pursuant to the March 2025 Convertible Debentures (as defined in the Proxy Statement) with Yorkville (“Proposal 2” and, together with Proposal 1, the “Yorkville Proposals”);

3.	Approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Yorkville Proposals (the “Adjournment Proposal”); and
4.	Transact any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting.
The Board has fixed the close of business on October 8, 2025, as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. The date of mailing this notice of special meeting (the “Notice”) and Proxy Statement is on or about October 20, 2025.
As further described in the proxy materials for the Special Meeting, stockholders are invited to attend the Special Meeting via the live webcast on the Internet. Even if you plan to attend, we encourage you to vote in advance of the meeting. You may cast your vote via:

Internet	Mail
www.proxyvote.com	mark, sign, date & return your proxy card

Phone	Live at the virtual Special Meeting
1-800-690-6903	www.virtualshareholdermeeting.com/INV2025SM

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 2, 2025: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice and Proxy Statement are also available free of charge at www.proxyvote.com.
Investor Relations
Innventure, Inc.
6900 Tavistock Lakes Boulevard, Suite 400
Orlando, Florida 32827
investorrelations@innventure.com

By order of the Board of Directors,

Suzanne Niemeyer
General Counsel

Forward-looking statements. Except for historical and factual information contained herein, matters set forth in this Proxy Statement identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the “safe harbor” protection thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason and we undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect new events or circumstances, new information or the occurrence of unanticipated events, except as required by law.
i

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
This proxy statement (“Proxy Statement”) is being furnished to you by the board of directors (the “Board”) of Innventure, Inc. (the “Company,” “Innventure,” “us,” “we” and “our”) in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held on December 2, 2025, at 2:00 p.m., Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth herein. The Special Meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/INV2025SM.. Hard copies of the proxy materials are being mailed to our stockholders of record as of the close of business on October 8, 2025 (the “Record Date”), beginning on or about October 20, 2025
Purpose of the Special Meeting. The Board is soliciting your proxy to vote at the Special Meeting. At the Special Meeting, our stockholders will consider and vote on the following matters:

Proposal 1:
Approve the issuance of 20% or more of the Company’s issued and outstanding Common Stock (as defined below) as of September 15, 2025, pursuant to the September 2025 Convertible Debentures (as defined in the Proxy Statement) with YA II PN, LTD. (“Yorkville”) (“Proposal 1”);

Proposal 2:
Approve the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of March 25, 2025, pursuant to the March 2025 Convertible Debentures (as defined in the Proxy Statement) with Yorkville (“Proposal 2” and, together with the Proposal 1, the “Yorkville Proposals”);

Proposal 3:	Approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Yorkville Proposals (the “Adjournment Proposal”); and

Proposal 4:	Transact any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, we are not aware of any business to come before the meeting other than the first three items noted above. The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the Yorkville Proposals.
Board of Directors Recommendation. Our Board of Directors unanimously recommends that you vote:

FOR	the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of September 15, 2025, pursuant to the September 2025 Convertible Debentures with Yorkville;

FOR	the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of March 25, 2025, pursuant to the March 2025 Convertible Debentures with Yorkville; and

FOR	the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Yorkville Proposals.

Availability of Proxy Materials. The Proxy materials, including this Proxy Statement, a proxy card and the Notice (as defined below) are available for viewing, printing and downloading at www.proxyvote.com.
Who Can Vote at the Special Meeting? Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On this Record Date, there were (i) [  ] shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote; (ii) [  ] shares of Series B Preferred Stock, par value of $0.0001 per share (the “Series B Preferred Stock”), outstanding and entitled to vote; and (iii) [  ] shares of Series C Preferred Stock, par value of $0.0001 per share (the “Series C Preferred Stock”), outstanding and entitled to vote.

Each share of Common Stock is entitled to one vote on each matter to be voted on at the Special Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Special Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Special Meeting. Furthermore, each holder of Common Stock shall vote together with the holders of the Series B Preferred Stock and the Series C Preferred Stock as a single class.
Difference Between a “Shareholder of Record” and a Beneficial Owner of Shares Held in “Street Name”.
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the “shareholder of record” of those shares. In this case, your notice of special meeting (the “Notice”) has been sent to you directly by us. You may vote your shares by proxy prior to the Special Meeting by following the instructions contained in the Notice and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice will be sent to you by that organization. The organization holding your shares is considered the shareholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.
Do the Series B Preferred Stock Holders Have Voting Rights? Yes. As described in the certificate of designation for the Series B Preferred Stock (the “Series B Certificate of Designation”), for each whole share of Series B Preferred Stock held by the holder as of the Record Date, the holders of the Series B Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $10.35, which is the Minimum Price (which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series B Preferred Stock, and will vote with the holders of the Common Stock and Series C Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable “Nasdaq Listing Rules” of the Nasdaq Global Market (“Nasdaq”) and subject to certain other limitations as set forth in the Series B Certificate of Designation. Following this calculation, each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Special Meeting.
Do the Series C Preferred Stock Holders Have Voting Rights? Yes. As described in the certificate of designation for the Series C Preferred Stock (the “Series C Certificate of Designation”), for each whole share of Series C Preferred Stock held by the holder as of the Record Date, the holders of the Series C Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $7.72, which is the Minimum Price (which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series C Preferred Stock, and will vote with the holders of the Common Stock and Series B Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable Nasdaq Listing Rules and subject to certain other limitations as set forth in the Series C Certificate of Designation. Following this calculation, each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Special Meeting.
Why did I receive a full set of these materials, instead of a notice regarding the Internet availability of proxy materials? We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other Special Meeting materials are available on the internet at www.proxyvote.com.
How to Virtually Attend the Special Meeting. The Special Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must visit www.virtualshareholdermeeting.com/INV2025SM starting at 1:45 p.m. Eastern Time, on December 2, 2025. You may attend the Special Meeting online by following the instructions that you will receive once you log on.
The Special Meeting will start at 2:00 p.m. Eastern Time, on December 2, 2025. You may log on to the virtual meeting starting one hour before it begins using your 16 digit control number included on your Notice, proxy card or voting instruction form. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 1:45 p.m. Eastern Time, on December 2, 2025.

How to Vote. If you are the shareholder of record of your shares as of the Record Date, you can vote your shares by proxy prior to the Special Meeting or online during the Special Meeting. If you choose to vote by proxy prior to the Special Meeting, you may do so by telephone, via the Internet or by mail as follows:
•
By Telephone Prior to the Special Meeting. You may transmit your proxy over the phone by calling 1-800-690-6903 and following the instructions provided in the Notice and on the proxy card. You will need to have your Notice or proxy card in hand when you call.

•
Via the Internet Prior to the Special Meeting. You may transmit your proxy via the Internet by following the instructions provided in the Notice and on the proxy card. You will need to have your Notice or proxy card in hand when you access the website. The website for voting is available at www.proxyvote.com.

•	By Mail Prior to the Special Meeting. You may vote by mailing your proxy card as described in the proxy materials.
•
Online during the Special Meeting. You may vote your shares online while virtually attending the Special Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and by visiting www.virtualshareholdermeeting.com/INV2025SM starting at 1:45 p.m. Eastern Time, on December 2, 2025.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on December 1, 2025, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on December 1, 2025 in order to be counted at the Special Meeting.
If your shares are held in “street name”, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in “street name”, you must obtain a legal proxy from your bank, broker or other nominee to vote at the Special Meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to be able to vote your shares online while virtually attending the Special Meeting.
Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.
How Many Votes do I Have? If you own shares of our Common Stock, then on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date. If you own shares of Series B Preferred Stock, then on each matter to be voted upon, you have 0.97 votes for each share of Series B Preferred Stock you own as of the Record Date. If you own shares of Series C Preferred Stock, then on each matter to be voted upon, you have 1.3 votes for each share of Series C Preferred Stock you own as of the Record Date.
Can I Vote My Shares by Filling Out and Returning the Notice? No. The Notice and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by returning a paper proxy card, or by voting online while virtually attending the Special Meeting.
May I See a List of Stockholders Entitled to Vote as of the Record Date? A list of stockholders as of the close of business on the Record Date will be available for examination by stockholders for a period of 10 days prior to the Special Meeting. If you would like to view the stockholder list, please contact us at investorrelations@innventure.com to schedule an appointment and make arrangements.
Can I ask questions at the virtual Special Meeting? No, questions will not be accepted at the virtual Special Meeting.
Quorum. A quorum of stockholders is necessary to hold a valid Special Meeting. The holders of a majority of the voting power of the issued and outstanding shares of our capital stock entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.

On the Record Date, there were (i) [  ] shares of Common Stock outstanding and entitled to vote; (ii) [  ] shares of Series B Preferred Stock outstanding and entitled to vote; and (iii) [  ] shares of Series C Preferred Stock outstanding and entitled to vote, with each share of Common Stock entitled to one vote, each share of Series B Preferred Stock entitled to 0.97 votes, and each share of Series C Preferred Stock entitled to 1.3 votes. Thus, the holders of shares representing [  ] votes must be present in person or represented by proxy at the meeting to have a quorum.
Shares present virtually during the Special Meeting will be considered shares represented in person or by means of remote communication at the meeting. If a quorum is not present, we expect to adjourn the Special Meeting until a quorum is obtained.
A broker “non-vote” occurs when (i) a broker or other nominee holds shares for a beneficial owner, (ii) the beneficial owner has not given the respective broker specific voting instructions, (iii) the matter is non-routine in nature, and (iv) there is at least one routine proposal presented at the applicable meeting of stockholders. Under applicable rules, a broker or other nominee has discretionary voting power only with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Broker non-votes are considered present for purposes of determining the presence of a quorum so long as the shares represented by a broker or other nominee who holds shares for a beneficial owner, where the beneficial owner has not given the respective broker or other nominee specific voting instructions, can be voted for, against or in abstention for at least one proposal presented at the applicable stockholder meeting. Each of the Yorkville Proposals and the Adjournment Proposal are considered “non-routine” proposals on which brokers and other nominees do not have such discretionary voting power, and, accordingly, broker non-votes will not be counted for quorum purposes at the Special Meeting. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to these proposals. Please instruct your bank, broker or other nominee to ensure that your vote will be counted.
Abstentions are included in the determination of the number of shares, to the extent issued prior to the Record Date, present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked ABSTAIN. Abstentions will have no effect on either of the Yorkville Proposals or the Adjournment Proposal.
Votes Required. Adoption of each of the Yorkville Proposals and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for these proposals.
How You May Vote. With respect to each of the Yorkville Proposals and the Adjournment Proposal, you may vote “for,” “against” or “abstain” from voting. If you “abstain” from voting with respect to any of these proposals, your vote will have no effect for that proposal.
Method of Counting Votes. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Special Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Special Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Special Meeting. Furthermore, each holder of Common Stock shall vote together with the holders of the Series B Preferred Stock and the Series C Preferred Stock as a single class.
Votes cast online during the Special Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Special Meeting, who will also determine whether a quorum is present.
Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to partial conversion of the September 2025 Convertible Debentures, if applicable, are not entitled to vote on Proposal 1, and the shares of Common Stock issued pursuant to partial conversion of the March 2025 Convertible Debentures, if applicable, are not entitled to vote on Proposal 2.

Revoking a Proxy; Changing Your Vote. If you are a shareholder of record, you may revoke your proxy before the vote is taken at the Special Meeting:
•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•	by voting online at the Special Meeting using the procedures described in the “How to Vote” section above; or
•	by filing a written revocation with our Corporate Secretary.
If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not automatically revoke your proxy.
Costs of Proxy Solicitation. We will pay the cost of soliciting proxies. The Company is making this solicitation by mail and may also use telephone or in person contacts, using the services of a number of regular employees of Innventure at nominal or no cost. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of Common Stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
Voting Results. We plan to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.
2026 Stockholder Proposals and Nominations. In order to submit a proposal for inclusion in our proxy statement and proxy card for our 2026 annual meeting of stockholders, you must follow the procedures outlined in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal at our principal corporate offices in Orlando, Florida as set forth below no later than January 9, 2026. If you wish to present a proposal or nominate a director for consideration at the 2026 annual meeting of stockholders without having the proposal or nominee included in our proxy statement and proxy card per the above paragraph, you must follow the current advance notice provisions and other requirements and procedures outlined in our By-laws (as amended and restated, the “Bylaws”), which are filed with the SEC. To be properly brought, that notice must contain the information specified in our Bylaws and we must receive your notice at the address noted below no earlier than the close of business on February 25, 2026, and no later than the close of business on March 27, 2026. If your notice is not properly brought before the 2026 annual meeting of stockholders in accordance with our Bylaws, the presiding officer of the meeting may declare such proposal or nomination not properly brought before the 2026 annual meeting of stockholders, and it will not be acted upon.
Universal Proxy Rules. In addition to satisfying the requirements under our Bylaws, if a shareholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice—unless the information required by Rule 14a-19 has been provided in a preliminary or definitive proxy statement previously filed by such shareholder—must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of our last annual meeting of stockholders (for the 2026 annual meeting of stockholders, no later than April 27, 2026). If the date of the 2026 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the shareholder must provide notice by the later of 60 calendar days prior to the date of the 2026 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2026 annual meeting is first made.
Any proposals or notices should be sent to the following mailing address: Suzanne Niemeyer, General Counsel, Innventure, Inc., 6900 Tavistock Lakes, Blvd. Suite 400, Orlando, Florida 32827.

PROPOSAL ONE—SEPTEMBER 2025 CONVERTIBLE DEBENTURES SHARE ISSUANCE PROPOSAL
We are seeking approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the September 2025 Convertible Debentures Exchange Cap (as defined below). As of the Record Date, no shares of Common Stock have been issued to Yorkville upon conversion of any amounts under the September 2025 Convertible Debentures and the outstanding aggregate principal amount of the September 2025 Convertible Debentures was $10.0 million.
Background
On September 15, 2025, we entered into a securities purchase agreement (the “September 2025 Securities Purchase Agreement”) with Yorkville in connection with our issuance and sale to Yorkville of convertible debentures, convertible into shares of Common Stock subject to certain conditions and limitations, in the aggregate principal amount of up to $15.0 million (the “September 2025 Convertible Debentures”). On September 15, 2025, pursuant to the September 2025 Securities Purchase Agreement, we issued and sold to Yorkville a September 2025 Convertible Debenture in the principal amount of $10.0 million (the “First September 2025 Convertible Debenture”). Yorkville will purchase and we will issue an additional $5.0 million in principal amount of September 2025 Convertible Debentures (the “Second September 2025 Convertible Debenture”) after a registration statement (the “Registration Statement”) registering the resale of the shares issuable upon conversion of the September 2025 Convertible Debentures is filed with and declared effective by the SEC.
The September 2025 Convertible Debentures bear interest at an annual rate of 5.0%, unless an event of default occurs and remains uncured, upon which the September 2025 Convertible Debentures will bear interest at an annual rate of 18.0%. The September 2025 Convertible Debentures will mature on September 15, 2026. The September 2025 Convertible Debentures are convertible, at Yorkville’s option, into a number of shares of Common Stock equal to the applicable Conversion Amount (as defined below) divided by the Conversion Price (as defined below). The Conversion Price will be equal to the lower of: (a) $7.00 per share (the “Fixed Price”), or (b) 95% of the lowest daily volume-weighted average price (“VWAP”) of the shares during the five consecutive trading days immediately prior to each conversion date or other date of determination (the “Variable Price,” and the applicable purchase price, the “Conversion Price”), but which Variable Price shall not be lower than $1.16 (the “Floor Price”), which is the price equal to 20% of the Minimum Price of the Common Stock (as calculated pursuant to Nasdaq Listing Rule 5635(d)). Any portion of the September 2025 Convertible Debentures may be converted at any time and from time to time, subject to the September 2025 Convertible Debentures Exchange Cap (as defined below). The conversion amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the September 2025 Convertible Debentures as of such conversion, with fractional shares rounded up (the “Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, Yorkville, together with certain related parties, would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.
In compliance with our obligations under the Nasdaq Listing Rules, the aggregate number of shares of Common Stock that we may issue in a transaction is 11,210,390 shares of Common Stock, or 19.99% of the shares of Common Stock outstanding as of the date of the September 2025 Securities Purchase Agreement (the “September 2025 Convertible Debentures Exchange Cap”). The September 2025 Convertible Debentures Exchange Cap will not apply under certain circumstances, including if our stockholders have approved issuances in excess of the September 2025 Convertible Debentures Exchange Cap in accordance with the Nasdaq Listing Rules.
We are not required to make monthly cash payments pursuant to the September 2025 Convertible Debentures unless an Amortization Event (as defined below) has occurred and then we will make monthly cash payments each month until the earlier of (i) the entire outstanding amount under the September 2025 Convertible Debentures have been repaid or (ii) the Amortization Event ceases, as provided in the September 2025 Convertible Debentures. An “Amortization Event” means (i) the daily VWAP of the Common Stock is lower than the Floor Price for any five of seven consecutive trading days, (ii) we have issued in excess of 99% of the Common Stock available under the September 2025 Convertible Debentures Exchange Cap or (iii) Yorkville is unable to use the Registration Statement for a period of 20 consecutive trading days. The monthly cash payments will be in an amount equal to 10% of the original principal amount (or the outstanding principal amount of the September 2025 Convertible Debentures if lower than such amount), plus a payment premium of 5% and all accrued and unpaid interest as of the date of such payment. Such Amortization Event payments will commence 15 days following the Amortization Event.

If the VWAP of the Common Stock is less than the Fixed Price, then the September 2025 Convertible Debentures provide us, subject to certain conditions, with an optional redemption right pursuant to which we, upon 10 trading days’ prior written notice to Yorkville, may redeem in cash, in whole or in part, amounts outstanding under the September 2025 Convertible Debentures prior to the Maturity Date. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 10% of the principal amount being redeemed, plus all accrued and unpaid interest as of the date of such redemption.
On September 15, 2025, we and Yorkville entered into a registration rights agreement (the “September 2025 Registration Rights Agreement”) pursuant to which we are required to file a registration statement registering the resale by Yorkville of up to 12,000,000 shares of Common Stock issuable upon conversion of the September 2025 Convertible Debentures.
Additional information concerning the September 2025 Securities Purchase Agreement, September 2025 Registration Rights Agreement and September 2025 Convertible Debentures is contained in our Current Reports on Form 8-K filed with the SEC on September 15, 2025, which is incorporated by reference herein.
Reasons for Seeking Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as calculated pursuant to Nasdaq Listing Rule 5635(d)). On September 12, 2025, the trading day immediately preceding the date of the execution of the September 2025 Securities Purchase Agreement, the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of the Common Stock was $6.58 and the average closing price of the Common Stock for the five trading days immediately preceding September 15, 2025 was $5.80.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would own or have the right to acquire 20% or more of a company’s then-outstanding capital stock.
Until this Proposal 1 is approved by our stockholders, Yorkville may not convert its September 2025 Convertible Debentures into more than 11,210,390 shares of Common Stock, representing 19.99% of the outstanding shares of Common Stock as of the date of the September 2025 Securities Purchase Agreement. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).
Our Board has determined that the entry into the September 2025 Securities Purchase Agreement, the issuance of the September 2025 Convertible Debentures and our ability to issue the shares of Common Stock thereunder in excess of the September 2025 Convertible Debentures Exchange Cap are in the best interests of the Company and its stockholders because the issuance of the September 2025 Convertible Debentures have funded and will fund working capital and operating expenses, including operating expenses for Innventure LLC, AeroFlexx, LLC (“AeroFlexx”), Accelsius Holdings LLC (“Accelsius”), and Refinity Olefins, LLC (collectively, the “Operating Companies”). Furthermore, stockholder approval of this Proposal 1 will decrease the likelihood that an Amortization Event will occur and we will have to make monthly payments pursuant to the September 2025 Convertible Debentures.
We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the ultimate number of shares of Common Stock that may be issued under the September 2025 Convertible Debentures. However, if the entire principal amount of the September 2025 Convertible Debentures (giving effect to the future issuance of the Second September 2025 Convertible Debenture) were to be converted into shares of Common Stock at the Floor Price, an aggregate of 12,931,035 shares of Common Stock would be issued.
Therefore, we are seeking stockholder approval under this Proposal 1 to issue shares of Common Stock in excess of the September 2025 Convertible Debentures Exchange Cap, if necessary, to Yorkville under the terms of the September 2025 Convertible Debentures. The failure of our stockholders to approve this Proposal 1 will prevent us from issuing shares of Common Stock to Yorkville in excess of the September 2025 Convertible Debentures

Exchange Cap, which may trigger an Amortization Event once 99% of the Common Stock available under the September 2025 Convertible Debentures Exchange Cap has been issued, and would require us to make monthly prepayments as described above. As of the close of business on the Record Date, the price of the Common Stock was $[  ] per share.
Effect on Current Stockholders
Upon stockholder approval of this Proposal 1, the issuance of shares of Common Stock under the September 2025 Convertible Debentures will not be subject to the September 2025 Convertible Debentures Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the September 2025 Convertible Debentures is determined based on the price of our Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
For illustrative purposes only, the table below shows the number of shares of Common Stock that would be issuable upon conversion of the September 2025 Convertible Debentures if we issue securities at the Fixed Price, certain illustrative prices per share lower than the Fixed Price, and the Floor Price. This example is based on the conversion of the original aggregate principal amount of $15.0 million and does not reflect the conversion of any accrued but unpaid interest. As of the Record Date, the outstanding aggregate principal amount of the September 2025 Convertible Debentures was $10.0 million.

Assumed Conversion Price	Common Stock Issuable Upon Conversion of September 2025 Convertible Debentures
$1.16	12,931,035
$2.00	7,500,000
$3.00	5,000,000
$4.00	3,750,000
$5.00	3,000,000
$6.00	2,500,000
$7.00	2,142,858

Consequences of Non-Approval
If this Proposal 1 is not approved by our stockholders at the Special Meeting, we may be required to make monthly prepayments as described above, which may impair our working capital and our ability to fund capital expenditures and operating expenses, including the expenses for the Operating Companies.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the potential issuance of a number of shares of Common Stock to Yorkville in excess of the September 2025 Convertible Debentures Exchange Cap.
Vote Required
The approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the September 2025 Convertible Debentures Exchange Cap requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to conversion of all or any portion of the September 2025 Convertible Debentures, if applicable, are not entitled to vote on Proposal 1.

PROPOSAL TWO—MARCH 2025 CONVERTIBLE DEBENTURES SHARE ISSUANCE PROPOSAL
We are seeking approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the March 2025 Convertible Debentures Exchange Cap (as defined below). As of the Record Date, 215,639 shares of Common Stock have been issued to Yorkville upon conversion of certain amounts under the March 2025 Convertible Debentures and there was $20.5 million outstanding aggregate principal amount of the March 2025 Convertible Debentures.
Background
As described in our definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on May 5, 2025, on March 25, 2025, we entered into a securities purchase agreement (the “March 2025 Securities Purchase Agreement”) with Yorkville in connection with our issuance and sale to Yorkville of convertible debentures, convertible into shares of Common Stock subject to certain conditions and limitations, in the aggregate principal amount of up to $30.0 million (the “March 2025 Convertible Debentures”). On April 14, 2025, pursuant to the March 2025 Securities Purchase Agreement, we sold and issued to Yorkville a March 2025 Convertible Debenture in the principal amount of $20.0 million. On May 15, 2025, pursuant to the March 2025 Securities Purchase Agreement, we sold and issued to Yorkville a March 2025 Convertible Debenture in the principal amount of $10.0 million.
On June 4, 2025, we entered into an amendment to the March 2025 Convertible Debentures with Yorkville, pursuant to which the parties agreed to amend the definition of “Conversion Price” as set forth in Section 12(n) of the March 2025 Convertible Debentures. On June 25, 2025, at our 2025 annual meeting of stockholders, our stockholders approved the potential issuance of a number of shares of Common Stock to Yorkville in excess of the ownership cap originally included in the March 2025 Convertible Debentures for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d).
On September 15, 2025, we entered into a second amendment to the March 2025 Convertible Debentures (the “Amendment”) with Yorkville, pursuant to which the parties agreed to (i) remove the monthly cash payments set forth in the March 2025 Convertible Debentures in Section 1(c) and Exhibit I, following the repayment of the approximately $2,000,000 due on September 14, 2025 pursuant to the March 2025 Convertible Debentures, which did not include any premium and was deducted from the gross proceeds received by us from the issuance of the First September 2025 Convertible Debenture; (ii) introduce cash payments only in connection with an amortization event, along the lines set forth above with respect to the September 2025 Convertible Debentures; (iii) further amend the definition of “Conversion Price” as set forth in Section 12(n) of the March 2025 Convertible Debentures to track the definition of Conversion Price set forth above with respect to the newly issued September 2025 Convertible Debentures, with a floor price of $1.59 (the “March 2025 Convertible Debenture Floor Price”), the price equal to 20% of the Minimum Price of the Common Stock as of March 25, 2025, the date of the March 2025 Securities Purchase Agreement (as calculated pursuant to the Nasdaq Listing Rules); and (iv) institute a cap on the number of shares of Common Stock issuable upon conversion of the March 2025 Convertible Debentures if the issuance of such Common Stock would exceed the aggregate number of Common Stock that we may issue in compliance with our obligations under the Nasdaq Listing Rules. The cap will not apply if we obtain the approval of our stockholders as required by the Nasdaq Listing Rules in excess of such amount, or if we obtain a written opinion from outside counsel that such stockholder approval is not required. We also agreed to take all steps necessary to allow Yorkville to continue to utilize a registration statement that we previously filed, and that is currently effective, to register the resale of the shares issued upon conversion of the March 2025 Convertible Debentures.
The March 2025 Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in Yorkville and its affiliates having beneficial ownership of more than 4.99% of the then outstanding shares of Common Stock after giving effect to such conversion; provided that this limitation may be waived by Yorkville upon not less than 65 days’ prior notice to us. As further described in our definitive proxy statement for our 2025 annual meeting of stockholders, filed with the SEC on May 5, 2025, the March 2025 Convertible Debentures provide us, subject to certain conditions and the payment of certain fees, with an optional redemption right.
Following the reimposition of the cap in the Amendment (as described above), and in compliance with our obligations under the rules and regulations of Nasdaq, the aggregate number of shares of Common Stock that we may issue upon conversion of the March 2025 Convertible Debentures is 9,415,549 shares of Common Stock, or 19.99% of the shares of Common Stock outstanding as of the date of the March 2025 Securities Purchase Agreement (the “March 2025

Convertible Debentures Exchange Cap”). The March 2025 Convertible Debentures Exchange Cap will not apply under certain circumstances, including if our stockholders have approved issuances in excess of the March 2025 Convertible Debentures Exchange Cap in accordance with the rules of Nasdaq or we obtain a written opinion from an outside law firm that such approval is not required.
Additional information concerning the March 2025 Securities Purchase Agreement and March 2025 Convertible Debentures is contained in our definitive proxy filed with the SEC on May 5, 2025 and in our Current Reports on Form 8-K filed with the SEC on March 26, 2025, April 14, 2025, June 4, 2025, and September 15, 2025, which are incorporated by reference herein.
Reasons for Seeking Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as calculated pursuant to Nasdaq Listing Rule 5635(d)). On March 24, 2025, the date immediately preceding the date of the execution of the March 2025 Securities Purchase Agreement, the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of the Common Stock was $7.93 and the average closing price of the Common Stock for the five trading days immediately preceding March 25, 2025 was $7.77.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would own or have the right to acquire 20% or more of a company’s then-outstanding capital stock.
Until this Proposal 2 is approved by our stockholders, Yorkville may not convert its March 2025 Convertible Debentures into more than 9,415,549 shares of Common Stock, representing 19.99% of the outstanding shares of Common Stock as of the date of the March 2025 Securities Purchase Agreement. Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).
Our Board has determined that entry into the March 2025 Securities Purchase Agreement, the issuance of the March 2025 Convertible Debentures, entry into the Amendment and our ability to issue the shares of Common Stock thereunder in excess of the March 2025 Convertible Debentures Exchange Cap are in the best interests of the Company and its stockholders because the March 2025 Convertible Debentures fund working capital and operating expenses, including operating expenses for the Operating Companies. Furthermore, stockholder approval of this Proposal 2 will decrease the likelihood that an amortization event under the March 2025 Convertible Debentures will occur and we will have to make monthly prepayments pursuant to the March 2025 Convertible Debentures.
We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the March 2025 Convertible Debentures. However, if the entire remaining principal amount of the March 2025 Convertible Debentures were to be converted into shares of Common Stock at the March 2025 Convertible Debenture Floor Price, an aggregate of 12,893,082 shares of Common Stock would be issued.
Therefore, we are seeking stockholder approval under this Proposal 2 to issue shares of Common Stock in excess of the March 2025 Convertible Debentures Exchange Cap, if necessary, to Yorkville under the terms of the March 2025 Convertible Debentures, as modified by the Amendment. The failure of our stockholders to approve this Proposal 2 will prevent us from issuing shares of Common Stock to Yorkville in excess of the March 2025 Convertible Debentures Exchange Cap, which may trigger an Amortization Event once 99% of the Common Stock available under the March 2025 Convertible Debentures Exchange Cap has been issued, and would require us to make monthly prepayments as described above. As of the close of business on the Record Date, the price of the Common Stock was $[  ] per share.

Effect on Current Stockholders
Upon stockholder approval of this Proposal 2, the issuance of shares of Common Stock under the March 2025 Convertible Debentures will not be subject to the March 2025 Convertible Debentures Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the March 2025 Convertible Debentures is determined based on the price of our Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
For illustrative purposes only, the table below shows the number of shares of Common Stock that would be issuable upon conversion of the March 2025 Convertible Debentures if we issue securities at the Fixed Price, certain illustrative prices per share lower than the Fixed Price, and the March 2025 Convertible Debenture Floor Price. This example is based on the conversion of $20.0 million, approximately the outstanding aggregate principal amount of the March 2025 Convertible Debentures as of the Record Date.

Assumed Conversion Price	Common Stock Issuable Upon Conversion of the March 2025 Convertible Debentures
$1.59	12,578,617
$2.00	10,000,000
$3.00	6,666,667
$4.00	5,000,000
$5.00	4,000,000
$6.00	3,333,334
$7.00	2,857,143

Consequences of Non-Approval
If this Proposal 2 is not approved by our stockholders at the Special Meeting, we may be required to make monthly prepayments as described above, which may impair our working capital and our ability to fund capital expenditures and operating expenses, including the expenses for the Operating Companies.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the potential issuance of a number of shares of Common Stock to Yorkville in excess of the March 2025 Convertible Debentures Exchange Cap.
Vote Required
The approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the March 2025 Convertible Debentures Exchange Cap requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to conversion of all or any portion of the March 2025 Convertible Debentures, if applicable, are not entitled to vote on Proposal 2. As of the Record Date, 215,639 shares of Common Stock have been issued to Yorkville upon conversion of amounts under the March 2025 Convertible Debentures.

PROPOSAL THREE—THE ADJOURNMENT PROPOSAL
Background
The Board believes that, if the Special Meeting is convened and a quorum is present, but there are insufficient votes to approve the Yorkville Proposals, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposals, as applicable.
The Company is requesting that our stockholders authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve the Yorkville Proposals. If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.
The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve the Yorkville Proposals.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Yorkville Proposals.
Vote Required
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

STOCK OWNERSHIP
The following table sets forth information known to us regarding the beneficial ownership of our voting securities as of August 28, 2025 (except as otherwise set forth below) by:
•	each person known to us to be the beneficial owner of more than 5% of our Common Stock, Series B Preferred Stock, and Series C Preferred Stock;
•	each of our NEOs and directors; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Fractional shares have been rounded to the nearest whole share.
The following table is based on 57,920,864 shares of Common Stock outstanding, 33,144 shares of Series B Preferred Stock outstanding, and 150,000 shares of Series C Preferred Stock outstanding as of October 6, 2025. In addition, the beneficial ownership presented below does not include Company Earnout Shares that the holders of Innventure LLC’s outstanding equity and profits interests and warrants, other than the Class PCTA Units and the Class I Units (such holders, the “Innventure Members”), have the right to receive upon (i) Accelsius having entered into binding contracts providing for revenue for the Company by October 2, 2031 (the “Vesting Period”) in excess of $15 million in revenue and/or (ii) AeroFlexx having received in excess of $15 million in revenue within the Vesting Period.
Unless otherwise indicated by footnote, (i) the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series B Preferred Stock, and Series C Preferred Stock beneficially owned by them and (ii) the address of each person is c/o Innventure Inc., 6900 Tavistock Lakes Blvd, Suite 400 Orlando, FL 32827.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of Shares of Common Stock	Amount of Series B Preferred Stock Beneficially Owned	Percentage of Shares of Series B Preferred Stock	Amount of Series C Preferred Stock Beneficially Owned	Percentage of Shares of Series C Preferred Stock
Directors and Named Executive Officers:
Roland Austrup	863,264	1.49%	—	*	—	*
James O. Donnally(1)	4,236,663	7.31%	—	*	—	*
Gregory W. Haskell	752,115	1.30%	—	*	—	*
Michael Otworth(2)	3,742,902	6.46%	—	*	—	*
John Scott(3)	2,581,653	4.46%	—	*	—	*
David Yablunosky	173,964	*	—	*	—	*
Suzanne Niemeyer	141,098	*	—	*	—	*
Bruce Brown	7,377	*	—	*	—	*
Elizabeth Williams	7,377	*	—	*	—	*
Daniel J. Hennessy	1,177,639	2.03%	—	*	—	*
Michael Amalfitano	7,377	*	—	*	—	*
All Directors and Executive Officers as a Group (11 Individuals)	13,691,429	23.64%	—	*	—	*
Five Percent Holders
WE-INN LLC(4)	9,235,795	15.95%	—	*	—	*
Ascent Capital Partners LLC(5)	5,282,828	9.12%	—	*	—	*

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of Shares of Common Stock	Amount of Series B Preferred Stock Beneficially Owned	Percentage of Shares of Series B Preferred Stock	Amount of Series C Preferred Stock Beneficially Owned	Percentage of Shares of Series C Preferred Stock
CastleKnight Master Fund LP(6)	3,164,799	5.46%	—	*	—	*
Christopher and Donna Corley(7)	20,396	*	10,198	30.77%	—	*
Dr. Chi Lim(8)	10,198	*	5,099	15.38%	—	*
Crown Global Life Insurance LTD IRO Separate Account 30286(9)	100,000	*	—	*	50,000	33.33%
Glockner Family Venture Fund, LP(10)	4,680,272	8.08%	—	*	—	*
Javid Mu’az Baksh Living Trust(11)	20,396	*	10,198	30.77%	—	*
Matthew and Holly Sellers(12)	15,298	*	7,649	23.08%	—	*
Neil Eichelberger 2021 Irrevocable Trust(13)	200,000	*	—	*	100,000	66.67%

*	less than 1%
(1)
Consists of (i) 4,750 shares of Common Stock held by Mr. Donnally; (ii) 1,507,808 shares of Common Stock held by the James O. Donnally Revocable Trust over which Mr. Donnally has sole voting and investment power; and (iii) 2,724,105 shares of Common Stock that may be deemed to be beneficially owned by Mr. Donnally, which shares are held by certain trusts, including (a) 141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Joseph C. Glockner; (b) 141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Michael P. Glockner; (c) 141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Timothy E. Glockner; (d) 747,834 shares held by the Joseph C. Glockner Revocable Trust; (e) 747,834 shares held by Michael P. Glockner Revocable Trust; (f) 747,834 shares held by the Timothy E. Glockner Revocable Trust; (g) 3,964 shares held by the Andrew M. Glockner Revocable Trust; and (h) 51,662 shares held by the Barbara G. Glockner Revocable Trust, each of which has three trustees, Timothy Glockner, James Donnally, and Theresa Laxton, Mr. Donnally’s spouse, with shared voting power. Timothy Glockner has a life estate interest in the Barbara G. Glockner Trust fbo Timothy E. Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Timothy E. Glockner are the issue of Timothy Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Joseph C. Glockner are the issue of Joseph C. Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Michael P. Glockner are the issue of Michael P. Glockner.

(2)
Consists of (i) 3,480,607 shares of Common Stock held by Mr. Otworth and (ii) 262,295 shares of Common Stock that Mr. Otworth has the right to acquire in connection with the vesting of stock options on October 2, 2025.

(3)
Consists of (i) 2,417,719 shares of Common Stock held by Dr. Scott and (ii) 163,934 shares of Common Stock that Dr. Scott has the right to acquire in connection with the vesting of stock options on October 2, 2025.

(4)	Greg Wasson and Kimberly Wasson share voting and investment power over the securities held by WE-INN LLC. The address for WE-INN LLC is 233 N Michigan Avenue, Suite 1410, Chicago, Illinois 60601.
(5)
Based on information provided by Ascent Capital Partners LLC in a Schedule 13G filed with the SEC on May 22, 2025. Per such Schedule 13G, Ascent Capital Partners LLC has sole voting power over all of such shares and sole dispositive power over all of such shares. The principal business address of Ascent Capital Partners LLC is 16427 N Scottsdale Road, Suite 410, Scottsdale, Arizona 85255.

(6)
Based on information provided by CastleKnight Master Fund LP in a Schedule 13G filed with the SEC on May 15, 2025. Per such Schedule 13G, CastleKnight Master Fund LP has shared voting power over all of such shares and shared dispositive power over all of such shares. The principal business address of CastleKnight Master Fund LP is Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(7)
The 10,198 shares of Series B Preferred Stock held by Christopher and Donna Corley are convertible into 20,396 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Mr. Christopher Corley and Mrs. Donna Corley share voting and investment power over the shares.

(8)
The 5,099 shares of Series B Preferred Stock held by Dr. Chi Lim are convertible into 10,198 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock.

(9)
The 50,000 shares of Series C Preferred Stock held by the Crown Global Life Insurance LTD IRO Separate Account 30286 are convertible into 100,000 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series C Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Ms. Terria Godwin and Ms. Pauline McGettigan are the controlling persons of Crown Global Life Insurance LTD IRO Separate Account 30286 and share voting and investment power equally such that voting and investment decisions require the affirmative agreement of both persons.

(10)
Timothy E. Glockner, Joseph C. Glockner, Michael P. Glockner, and James O. Donnally are members of The Glockner Family Venture Fund, LP and share equal voting and investment power over the 4,680,272 shares of Common Stock.

(11)
The 10,198 shares of Series B Preferred Stock held by the Javid Mu’az Baksh Living Trust are convertible into 20,396 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Mr. Javid Baksh serves as the trustee for the Javid Mu’az Baksh Living Trust and, accordingly, may be deemed to have voting and investment power over the shares.

(12)
The 7,649 shares of Series B Preferred Stock held by Matthew and Holly Sellers are convertible into 15,298 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Mr. Matthew Sellers and Mrs. Holly Sellers share voting and investment power over the shares.

(13)
The 100,000 shares of Series C Preferred Stock held by the Neil Eichelberger 2021 Irrevocable Trust are convertible into 200,000 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series C Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Each of Ms. Leigh Waters and Ms. Marjorie Ann Eichelberger serves as a trustee for the Neil Eichelberger 2021 Irrevocable Trust and has sole voting and investment power over the shares such that voting and investment decisions do not require the agreement of both persons.

OTHER INFORMATION
Proxy Materials
The full set of our materials include:
•	the Notice and Proxy Statement for the meeting, and
•	a proxy or voting instruction card.
You may also view online this Proxy Statement and related materials at www.proxyvote.com.
Delivery of Proxy Materials to Households
Stockholders residing in the same household who hold their stock through a bank or broker may receive only one copy of the proxy materials in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of proxy materials is called “householding,” and saves us money in printing and distribution costs. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.
If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker or by contacting us in writing at Innventure, Inc., 6900 Tavistock Lakes Blvd, Suite 400, Orlando, FL 32827, Attention: Corporate Secretary, or by phone at (321) 209-6787. We will also promptly deliver a separate copy of the proxy materials to any shareholder residing at an address to which only one copy was delivered. Requests for additional copies should be directed to us in writing using the contact information listed above.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

innventure
Creating Companies to Transform Tomorrow

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/INV2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80439-S24048

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INNVENTURE, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	Approval of the issuance of 20% or more of Innventure, Inc.'s issued and outstanding Common Stock as of September 15, 2025, pursuant to the Convertible Debentures issued and to be issued by Innventure, Inc. to YA II PN, Ltd. in connection with the securities purchase agreement entered into on September 15, 2025.	☐	☐	☐
2.	Approval of the issuance of 20% or more of Innventure, Inc.'s issued and outstanding Common Stock as of March 25, 2025, pursuant to the Convertible Debentures issued by Innventure, Inc. to YA II PN, Ltd. in connection with the securities purchase agreement entered into on March 25, 2025.	☐	☐	☐
3.	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

V80440-S24048

INNVENTURE, INC.
SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 2, 2025 AT 2:00 P.M., ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Suzanne Niemeyer and David Yablunosky, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INNVENTURE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 2:00 p.m., ET, on December 2, 2025, virtually at www.virtualshareholdermeeting.com/INV2025SM, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side